UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Cambrex Corporation

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On January 4, 2007, Cambrex Corporation (the “Company”) issued the press release below, announcing, among other things, that the Company has scheduled a special meeting of stockholders for February 5, 2007 to consider and vote on the proposed sale, previously announced on October 24, 2006, of the Bioproducts and Biopharma subsidiaries to Lonza Group AG.
NEWS RELEASE

Date:	January 4, 2007
Contact:	Robert Thomson
Director, Investor Relations
Phone:	201-804-3047
Email:	bob.thomson@cambrex.com
Release:	Immediate
CAMBREX SETS DATE FOR SPECIAL MEETING OF SHAREHOLDERS TO VOTE ON SALE OF BIOPRODUCTS AND BIOPHARMA SUBSIDIARIES
     East Rutherford, N.J., January 4, 2007 — Cambrex Corporation (“Cambrex”) (NYSE: CBM) today announced that a special meeting of shareholders will be held on February 5, 2007, to vote on the proposal to approve the sale of the Bioproducts and Biopharma subsidiaries (the “Bio Businesses”) to Lonza Group AG (“Lonza”). Cambrex shareholders at the close of business on December 27, 2006, will be entitled to vote on the proposal. The Cambrex special meeting of shareholders will begin at 2:00 P.M. (local time) on Monday, February 5 at the Sheraton Meadowlands Hotel & Conference Center, Two Meadowlands Plaza, East Rutherford, New Jersey.
Proxy Statement
     Cambrex Corporation has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the special meeting of stockholders to approve the Bio Businesses transaction. The definitive proxy statement contains important information about Cambrex Corporation, the transaction and related matters. Investors and security holders are urged to read the definitive proxy statement carefully. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by Cambrex Corporation through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the definitive proxy statement from Cambrex Corporation by contacting Peter Thauer, Senior Vice President, General Counsel and Secretary, at (201) 804-3000 or by calling Innisfree M&A Incorporated at (212) 750-5837.
Participants in the Solicitation
     Cambrex Corporation and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Cambrex Corporation’s stockholders with respect to the proposed Bio Businesses transaction. Information regarding the executive officers and directors of Cambrex Corporation is set forth in the definitive proxy statement. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is also set forth in the definitive proxy statement.
About Cambrex

     Cambrex is a global, diversified life sciences company dedicated to providing products and services to accelerate and improve the discovery and commercialization of human therapeutics. The Company currently employs approximately 2,000 worldwide. For more information, please visit www.cambrex.com.
Forward-Looking Statements
This news release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Rule 3b-6 under the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding expected performance, especially expectations with respect to sales, research and development expenditures, earnings per share, capital expenditures, acquisitions, divestitures, collaborations, or other expansion opportunities. These statements may be identified by the fact that words such as “expects”, “anticipates”, “intends”, “estimates”, “believes” or similar expressions are used in connection with any discussion of future financial and/or operating performance. Any forward-looking statements are qualified in their entirety by reference to the risk factors discussed in the Company’s periodic reports filed with the SEC. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations including, but not limited to, global economic trends, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and/or regulations (particularly environmental issues), tax rate, interest rate, technology, manufacturing and legal issues, changes in foreign exchange rates, performance of minority investments, uncollectible receivables, loss on disposition of assets, cancellation or delays in renewal of contracts, lack of suitable raw materials or packaging materials, the possibility that the value of the acquisition of PermaDerm cultured skin may not be realized or that the Company’s plans to obtain a Humanitarian Device Exemption, completion of clinical trials and commercialization of PermaDerm cultured skin in the United States may not be successful, the Company’s ability to receive regulatory approvals for its products, the outcome of the evaluation of strategic alternatives, the satisfaction of the conditions to closing set forth in the stock purchase agreement with Lonza, the availability of financing on favorable terms in order to fund the portion of the special dividend that is not being funded from proceeds of the sale and whether the Company’s estimates set forth in the definitive proxy statement with respect to its earnings and profits for tax purposes in 2007 will be correct. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for us to predict which new factors will arise. In addition, we cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
     For further details and a discussion of these and other risks and uncertainties, investors and security holders are cautioned to review the definitive proxy statement, the Cambrex 2005 Annual Report on Form 10-K, including the Forward-Looking Statement section therein, and other filings with the SEC, including the Current Reports on Form 8-K filed on October 24, 2006, October 27, 2006 and November 2, 2006.
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